UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No. ]

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with written preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V83273-P44859-Z91939  You invested in MOODY’S CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on April 14, 2026.  Get informed before you vote  We encourage you to access and review all of the important information contained in the proxy materials before voting. View the  Annual Report and Notice & Proxy Statement online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to March 31, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  *Please check the meeting materials for any special requirements for meeting attendance.  Vote Virtually at the Meeting*  April 14, 2026  9:30 a.m. EDT  Virtually at: www.virtualshareholdermeeting.com/MCO2026  MOODY’S CORPORATION 7 WORLD TRADE CENTER  250 GREENWICH STREET NEW YORK, NY 10007  MOODY’S CORPORATION  2026 Annual Meeting  Vote by April 13, 2026  11:59 p.m. EDT

 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  Nominees:  1a. Jorge A. Bermudez  For  1b.  Sumit Dhawan  For  1c.  Thérèse Esperdy  For  1d.  Robert Fauber  For  1e.  Vincent A. Forlenza  For  1f.  Jose M. Minaya  For  1g.  Lisa P. Sawicki  For  1h.  Leslie F. Seidman  For  1i.  Zig Serafin  For  1j.  Bruce Van Saun  For  2. Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for 2026.  For  3. Advisory resolution approving executive compensation.  For  NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V83274-P44859-Z91939  Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.